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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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      Date of Report (Date of Earliest Event Reported): December 17, 1997



                              PIMCO ADVISORS L.P.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-09772                    06-1349805
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)



800 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA                       92660
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 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including Area Code: (714) 717-7022


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        On December 17, 1997, PIMCO Advisors L.P. and Oppenheimer Capital, L.P. issued a press release announcing that they reached an agreement to settle the various lawsuits filed against them in connection with PIMCO Advisors L.P.'s acquisition of Oppenheimer Capital. The press release is attached as Exhibit
99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS
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            Exhibit No.      Description of Exhibit
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              99.1           Press Release dated December 17, 1997 issued by
                             Registrant.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 1997                PIMCO ADVISORS L.P.

                                        By: /s/ ROBERT FITZGERALD
                                            -------------------------------
                                                Robert Fitzgerald
                                                Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit No.      Description of Exhibit
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   99.1          Press Release dated December 17, 1997 issued by Registrant.